UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 3 to Form 8-K Filed January 31, 2012)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 24, 2012

TRUNITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Green Street, Newburyport, Massachusetts	01950
(Address of principal executive offices)	(Zip Code)

(978) 255-1988

 (Registrant’s telephone number including area code)

Brain Tree International, Inc., 1390 South 1100 East # 204, Salt Lake City, Utah 84105-2463

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment on Form 8-K/A is to respond to comments received from the U.S. Securities and Exchange Commission’s Division of Corporation Finance in its letter dated May 16, 2012, regarding our previously filed Current Report on Form 8-K reporting our reverse merger transaction dated January 24, 2012, and providing other basic information about the post-merger Company, filed with the Commission on January 31, 2012, as amended on March 13, 2012 (the “Amended Form 8-K”).  This amendment adds language on page 3 at the beginning of our Form 10 Disclosure regarding the impact on us of the “Jumpstart Our Business Startup Act” (the “JOBS Act”).

There are no changes to the Amended Form 8-K other than those outlined above.

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 24, 2012, Trunity Holdings, Inc. (“THI” or the “Company”), Trunity, Inc. (“Trunity”) and Trunity Acquisition Corporation (“TAC”), a wholly-owned subsidiary of THI, all Delaware corporations, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, on January 24, 2012, TAC merged with and into Trunity, with Trunity remaining as the surviving corporation and a wholly-owned subsidiary of THI (the “Merger”). As consideration for the Merger, as of the closing of the Merger, (i) each of the 961,974 shares of common stock of THI owned by Trunity was cancelled, (ii) each issued and outstanding share of common stock of Trunity was converted into the right to receive one share of the common stock of THI, and (iii) each share of TAC was converted into one share of Trunity common stock. As a result of the Merger, the former shareholders of Trunity hold 99% of the common stock of THI. A copy of the Merger Agreement is attached hereto as Exhibit 10.01 and is incorporated into this Item by reference.

In order to facilitate the reverse merger transaction, immediately prior to execution of the Merger Agreement, Trunity acquired a 90.1% interest in Brain Tree International, Inc., a Utah corporation (“BTI”), pursuant to a Stock Purchase Agreement with the three principal shareholders of THI, as a result of which Trunity acquired 961,974 BTI shares for the price of $325,000 plus 325,000 shares of Trunity common stock. As part of the transaction, on January 24, 2012, immediately prior to the Merger, BTI reincorporated in Delaware and changed its name from Brain Tree International, Inc. to Trunity Holdings, Inc. Pursuant to the reincorporation, 105,064 minority shares of BTI automatically converted into the same number of shares of THI.

In connection with the Merger, the following individuals were appointed to their respective positions with THI set forth beside their names below:

Name	Title
Terry B. Anderton	Chief Executive Officer, President, Chief Financial Officer, Treasurer, Director
Dr. Joakim Lindblom	Executive Vice President, Chief Technology Officer, Secretary, Director
David Breukelman	Director
Jude Blake	Director
Chris Outwater	Director

Biographical and other information on Messrs. Anderton, Lindblom, Breukelman and Outwater and Ms. Blake is set forth in the section entitled “Directors and Executive Officers” of the Form 10 disclosure.

FORM 10 DISCLOSURE

Item 2.01(f) of Form 8-K provides that if a registrant reporting a transaction under Item 2.01 was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act), in connection with such transaction the registrant must disclose the information that would be required if it were filing a general form for securities registration on Form 10. Please note that the information provided below relates to the combined company after the Merger. Since our operations after the Merger will consist solely of Trunity operations, except where the context otherwise requires, the following discussion of our business and operations, “Trunity,” “we,” “us,” “our” and the “Company” will mean or refer to Trunity’s business and operations. Any discussions of our or the Company’s post-Merger capital stock means or refers to THI and its common or preferred stock.

Impact of JOBS Act

On April 5, 2012, the Jumpstart Our Business Startup Act of 2012 (the “JOBS Act”) was enacted into law. Under the JOBS Act, Congress established a new statutorily defined category of registrant referred to as an “emerging growth company” (“EGC”) which, among other things, affords such registrants with relief from certain disclosure requirements under the Securities Exchange Act of 1934 (the “Exchange Act”) for so long as they continue to qualify as an EGC.

A registrant qualifies as an EGC if it has total annual gross revenues of less than $1 billion as of the end of its most recent completed fiscal year and has not filed for its initial public offering of common equity securities under the Securities Act of 1933 (the “Securities Act”) prior to December 9, 2011. Under this definition, we qualify as an EGC.

For so long as we qualify as an EGC:

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—	We will not be required to comply with the auditor attestation over internal control requirements under §404(b) of the Sarbanes-Oxley Act of 2002 (“SOX”).

—	We may elect to comply with the following scaled-back executive compensation disclosure requirements (“Reduced Executive Compensation Disclosures”): (a) EGCs are not required to comply with the annual “say on pay” and “say on golden parachute” advisory voting requirements and rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), (b) EGCs are not required to include the disclosures that will be required under future rules to be promulgated under the Dodd-Frank Act as to the relationship between executive compensation and company performance, and the ratio of CEO pay to median employee pay, and (c) EGCs may elect to provide the same level of executive compensation disclosures as required by Smaller Reporting Companies (as defined under Rule 12b-2 promulgated under the Exchange Act and referred to herein as “SRCs”), which includes, among other things, the omission of Compensation Disclosure and Analysis discussion, inclusion of fewer tables, and disclosure of compensation for only the CEO and the two next highest paid officers.

—	We may elect on a one-time basis not to comply with new or revised accounting principles that apply to public companies, as long as we comply once the rules become applicable to private companies. We are required to make an irrevocable election which will continue for so long as we retain our status as an EGC status.

—	We will not be required to comply with any Public Company Accounting Oversight Board rules regarding mandatory audit firm rotation and auditor discussion and analysis

As an EGC, we are not required to take advantage of all of the benefits made available to us under the JOBS Act described above, but may instead opt-in to certain of those scaled-back disclosures and phased-in requirements as we so desire. However, as discussed above, we are not permitted to selectively opt-in with respect to compliance with new or revised accounting rules or pronouncements. Accordingly, we have irrevocably elected to opt out of compliance with any new or revised accounting principles until any such rules become applicable to private companies.

Under the JOBS Act, we will retain our status as an EGC until the earliest of: (1) the last day of the fiscal year during which we have total annual gross revenues of $1,000,000,000 (as may be adjusted under the JOBS Act) or more; (2) the last day of the fiscal year following the fifth anniversary of the date of the first sale of our common equity securities pursuant to an effective registration statement under the Securities Act; (3) the date on which we have, during the previous 3-year period, issued more than $1,000,000,000 in non-convertible debt; or (4) the date on which we are deemed to be a “large accelerated filer” under Rule 12b-2 promulgated under the Exchange Act.

It should be noted that we also currently qualify as a SRC. As a result, in the event that we are no longer an EGC, we will continue to be exempt from the auditor attestation requirements of SOX and eligible to comply with the Reduced Executive Compensation Disclosures for so long as we qualify as a SRC. We also may elect to provide other scaled-back disclosures applicable to SRCs (not just those relating to Reduced Executive Compensation Disclosures).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUNITY HOLDINGS, INC.

Dated: June 6, 2012	By:	/s/ Terry B. Anderton
Terry B. Anderton
Chief Executive Officer and Chief Financial Officer

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